UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 ------------

                          May 13, 2003 (May 13, 2003)
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               Date of Report (Date of earliest event reported)

                                 Revlon, Inc.
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            (Exact Name of Registrant as Specified in its Charter)

        Delaware                   1-11178                13-3662955
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      (State or Other       (Commission File No.)     (I.R.S. Employer
       Jurisdiction of                                  Identification
       Incorporation)                                         No.)

               625 Madison Avenue
               New York, New York                         10022
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              (Address of Principal                  (Zip Code)
                 Executive Offices)

                                (212) 527-4000
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             (Registrant's telephone number, including area code)

                                     None
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         (Former Name or Former Address, if Changed Since Last Report)



ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         Revlon, Inc. issued a press release on May 13, 2003 regarding the announcement of the subscription price and other offering terms of its previously announced rights offering, a copy of which is attached hereto as
Exhibit 99.1. This press release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) and (b) Not Applicable.

        (c)      Exhibits

        Exhibit No.                 Description


        Exhibit 99.1                Press Release dated May 13, 2003.




                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REVLON, INC.


                                 By: /s/ Robert K. Kretzman
                                 Robert K. Kretzman
                                 Senior Vice President,
                                 General Counsel and Secretary

Date: May 13, 2003

                                 EXHIBIT INDEX


        Exhibit No.                 Description


        Exhibit 99.1                Press Release dated May 13, 2003.

                                                                EXHIBIT 99.1



FOR IMMEDIATE RELEASE

REVLON ANNOUNCES SUBSCRIPTION PRICE AND OFFERING TERMS FOR ITS RIGHTS OFFERING

NEW YORK, May 13, 2003 - Revlon, Inc. (NYSE: REV) today announced, in conjunction with its previously-announced rights offering, the subscription price and the number of shares of its Class A common stock or Class B common stock required to be held on the record date in order to be entitled to receive a subscription right, each of which will entitle the holder to subscribe for one share of Class A common stock.

Pursuant to the rights offering, Revlon will distribute, at no charge, as of the close of business on May 12, 2003 (the "Record Date"), one transferable subscription right for each 2.9403 shares of Class A common stock or Class B common stock held by each stockholder of record, subject to rounding down to eliminate fractional rights. Each subscription right will enable rights holders to purchase one share of Revlon's Class A common stock at a subscription price of $2.84 per share. In addition, an over-subscription privilege has been included pursuant to which each rights holder that exercises its basic subscription privilege in full may also subscribe for additional shares at the same subscription price of $2.84 per share, to the extent that other rights holders do not exercise their subscription rights in full. If an insufficient number of shares is available to fully satisfy the over-subscription privilege requests, the available shares will be sold pro-rata among subscription rights holders who exercised their over-subscription privilege, based on the number of shares each subscription rights holder subscribed for under the basic subscription privilege.

The proceeds of the rights offering will be used for general corporate purposes, including to help fund a portion of the costs and expenses associated with implementing the stabilization and growth phase of Revlon's business plan, which involves increasing the effectiveness of advertising and promotional spending, increasing the effectiveness of the Company's in-store wall displays, discontinuing select products and adjusting prices on several other products, further strengthening the new product development process, and investing in training and development for Revlon employees.

The subscription rights are transferable. While Revlon cannot provide assurances that a trading market will develop, the subscription rights are expected to trade on the NYSE under the symbol "REV RT".

MacAndrews & Forbes Holdings Inc., Revlon's principal indirect stockholder, which is wholly-owned by Ronald O. Perelman, has agreed not to exercise its basic subscription privilege. Instead, it has agreed to purchase, in a private placement directly from Revlon, the shares of the Class A common stock that it would otherwise have been entitled to receive pursuant to its basic subscription privilege in the rights offering (equal to approximately 83% of the shares available for purchase under the subscription rights distributed in the rights offering, or approximately $41.5 million). MacAndrews & Forbes has also agreed not to exercise its over-subscription privilege in the rights offering. However, if any shares remain following the exercise of the basic subscription privilege and the over-subscription privilege by other rights holders, MacAndrews & Forbes will back-stop the rights offering by purchasing, in a private placement directly from Revlon, the remaining shares of Class A common stock offered but not purchased by other rights holders (up to approximately 17% of the shares offered in the rights offering, or an additional approximate $8.5 million). As a result of this back-stop, Revlon is assured of raising $50 million in gross proceeds through a combination of the rights offering and the sale of shares, in a private placement, to MacAndews & Forbes.

Revlon expects that rights offering materials, including a prospectus and the subscription rights certificates, will be mailed on or about May 16, 2003, to stockholders of record as of the Record Date. The prospectus will contain important information about the rights offering. Stockholders are urged to read the prospectus when it becomes available. Rights holders will have until the expiration date of the rights offering to exercise or sell their subscription rights. Revlon expects that the expiration date of the rights offering will be on June 16, 2003, unless extended by Revlon.

ABOUT REVLON
Revlon is a worldwide cosmetics, skin care, fragrance, and personal care products company. The Company's vision is to become the world's most dynamic leader in global beauty and skin care. A website featuring current product and promotional information can be reached at www.Revlon.com and www.Almay.com. The Company's brands, which are sold worldwide, include REVLON(R), ALMAY(R), ULTIMA(R), CHARLIE(R), FLEX(R), and MITCHUM(R).

INVESTOR RELATIONS CONTACT FOR REVLON:            MEDIA CONTACT FOR REVLON:
MARIA A. SCEPPAGUERCIO                            CATHERINE FISHER
(212) 527-5230                                    (212) 527-5727





                          FORWARD-LOOKING STATEMENTS
Statements in this press release that are not historical facts, including statements about the Company's plans, strategies, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made, and except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements include, without limitation, the Company's expectations and estimates about future events, including the Company's expectations regarding implementation of the stabilization and growth phase of its plan, the consummation of the proposed rights offering and private placement, and the use of proceeds from the rights offering and the private placement. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K (which may be viewed on the SEC's website at http://www.sec.gov or on the Company's website at http://www.revloninc.com), as well as reasons including difficulties, delays in or the inability of the Company to implement the stabilization and growth phase of its plan, to consummate the proposed rights offering and private placement, and unexpected expenses and costs that could affect Revlon's use of proceeds from the rights offering and the private placement. Factors other than those listed above could cause the Company's results to differ materially from expected results.